UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 16, 2012

Plains All American Pipeline, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-14569	76-0582150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Clay Street, Suite 1600 Houston, Texas 77002
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 646-4100

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On August 16, 2012, Plains All American Pipeline, L.P. (the “Partnership”) issued a press release announcing that the board of directors of its general partner approved a two-for-one split of the Partnership’s common units. The two-for-one split will be effected on October 1, 2012, by a distribution of one additional common unit for each common unit outstanding and held by unitholders of record at the close of business on September 17, 2012. A copy of the press release is furnished as Exhibit 99.1 hereto.

In accordance with General Instruction B.2 of Form 8-K, the press release is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated August 16, 2012, announcing two-for-one unit split.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS ALL AMERICAN PIPELINE, L.P.

By:	PAA GP LLC, its general partner

By:	PLAINS AAP, L.P., its sole member

By:	PLAINS ALL AMERICAN GP LLC, its general partner

By:	/s/ Richard McGee
Name:	Richard McGee
Title:	Vice President

Date: August 22, 2012

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated August 16, 2012, announcing two-for-one unit split.